EXPRESS SCRIPTS, INC.

            DIVERSIFIED PHARMACEUTICAL SERVICES, INC. AND SUBSIDIARY (A WHOLLY OWNED SUBSIDIARY OF SMITHKLINE BEECHAM CORPORATION)

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                            AS OF MARCH 31, 1999 AND

               FOR THE THREE MONTHS ENDED MARCH 31, 1998 and 1999


            DIVERSIFIED PHARMACEUTICAL SERVICES, INC. AND SUBSIDIARY
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                                                      DECEMBER 31,    MARCH 31,
                                                           1998           1999
                                                       ------------    ----------
                                                             (IN THOUSANDS)
ASSETS
Current assets:
  Cash...............................................   $    1,686     $       --
                                                        ----------     ----------
  Receivables:
     SmithKline Beecham Corporation..................      371,827             --
     Accounts receivable, less allowance for doubtful
       accounts of $2,147 and $1,317, respectively...       82,746        120,884
                                                        ----------     ----------
          Total receivables..........................      454,573        120,884
  Other current assets...............................        3,849          2,904
                                                        ----------     ----------
          Total current assets.......................      460,108        123,788
Furniture and equipment, net.........................       27,394         27,894
Goodwill and intangible assets, net..................      832,497        821,767
Deferred tax asset...................................      430,374        427,278
Other assets.........................................        7,122             --
                                                        ----------     ----------
          Total assets...............................   $1,757,495     $1,400,727
                                                        ==========     ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Rebates and pharmacy claims payable................   $  191,727     $  232,666
  Accrued expenses and deferred revenue..............       53,154         35,609
                                                        ----------     ----------
          Total current liabilities..................      244,881        268,275
                                                        ----------     ----------
Other liabilities....................................           --             50
                                                        ----------     ----------
STOCKHOLDER'S EQUITY:
  Common stock, $.01 par value, 1,000 shares
     authorized, 100 shares issued and outstanding...           --             --
  Additional paid-in capital.........................    2,110,981      1,725,475
  Accumulated deficit................................     (598,367)      (593,073)
                                                        ----------     ----------
     Total stockholder's equity......................    1,512,614      1,132,402
                                                        ----------     ----------
          Total liabilities and stockholder's
             equity..................................   $1,757,495     $1,400,727
                                                        ==========     ==========

See accompanying notes to unaudited condensed consolidated financial statements.



            DIVERSIFIED PHARMACEUTICAL SERVICES, INC. AND SUBSIDIARY
             UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                             THREE MONTHS ENDED
                                                                 MARCH 31,
                                                             ------------------
                                                              1998       1999
                                                             -------    -------
                                                               (IN THOUSANDS)
Net revenues.............................................    $47,650    $65,366
                                                             -------    -------
Operating expenses:
  Other selling, general and administrative..............     35,318     44,529
  Depreciation and amortization..........................     19,727     12,880
                                                             -------    -------
     Total operating expenses............................     55,045     57,409
                                                             -------    -------
Operating income (loss)..................................     (7,395)     7,957
                                                             -------    -------
Equity in loss of joint venture..........................       (431)      (359)
Royalty income...........................................      1,145        792
                                                             -------    -------
  (Loss) income before income taxes......................     (6,681)     8,390
Provision (benefit) for income taxes.....................     (2,338)    (3,096)
                                                             -------    -------
Net (loss) income........................................    $(4,343)   $ 5,294
                                                             =======    =======


See accompanying notes to unaudited condensed consolidated financial statements.

            DIVERSIFIED PHARMACEUTICAL SERVICES, INC. AND SUBSIDIARY

             UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES
                            IN STOCKHOLDERS' EQUITY

                                       COMMON STOCK      ADDITIONAL
                                    ------------------    PAID-IN     ACCUMULATED
                                    SHARES    AMOUNT      CAPITAL       DEFICIT       TOTAL
                                    ------    ------     ----------   -----------     -----
                                                (IN THOUSANDS, EXCEPT SHARE DATA)
Balance at December 31, 1998......   100     $      --   $2,110,981    $(598,367)   $1,512,614
  Net income......................                                         5,294        5,294
  Allocation of expenses paid by
    SmithKline Beecham
    Corporation...................                             642                        642
  SmithKline Beecham Corporation
    receivable settled............    --            --    (386,148)           --     (386,148)
                                     ---     ---------   ---------     ---------    ---------
Balance at March 31, 1999.........   100     $      --   $1,725,475    $(593,073)   $1,132,402
                                     ===     =========   =========     =========    =========

See accompanying notes to unaudited condensed consolidated financial statements.


            DIVERSIFIED PHARMACEUTICAL SERVICES, INC. AND SUBSIDIARY UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS


                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                            -------------------
                                                             1998        1999
                                                            -------    --------
                                                              (IN THOUSANDS)
Cash flows from operating activities:
  Net (loss) income.......................................  $(4,343)   $  5,294
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization........................   19,727      12,880
     Allocation of expenses paid by SB Corp...............      642         642
     Provision for bad debts..............................    1,659        (500)
     Deferred income taxes................................   (2,338)      3,096
     Equity loss in joint venture.........................      431         359
     Net changes in operating assets and liabilities......  (54,111)    (18,585)
                                                            -------    --------
Net cash (used in) provided by operating activities.......  (38,333)      3,186
                                                            -------    --------
Cash flows from investing activities:
  Decrease (increase) in receivable from SmithKline
     Beecham Corporation..................................   41,471      (2,222)
  Purchases of property and equipment.....................   (4,395)     (2,650)
  Other...................................................    1,992          --
                                                            -------    --------
Net cash used in investing activities.....................   39,068      (4,872)
                                                            -------    --------
Net increase (decrease) in cash...........................      735      (1,686)
Cash at beginning of period...............................      619       1,686
                                                            -------    --------
Cash at end of period.....................................  $ 1,354    $     --
                                                            =======    ========

See accompanying notes to unaudited condensed consolidated financial statements.


                   DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Financial statement note disclosures, normally included in financial statements prepared in conformity with generally accepted accounting principles, have been omitted in this consolidated condensed financial statement pursuant to the Form 10-Q Rules and Regulations of the Securities and Exchange Commission. However, in the opinion of the Company, the disclosures contained herein are adequate to make the information presented not misleading when read in conjunction with the notes to financial statements of diversified Pharmaceutical Services, Inc. and Subsidiary ("Diversified"), a wholly owned subsidiary of SmithKline Beecham Corporation ("SB Corp") for the Year Ended December 31, 1998 included in this prospectus.

     In the opinion of the Company, the accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Unaudited Condensed Consolidated Balance Sheet at March 31, 1999, the Unaudited Condensed Consolidated Statement of Operations for the three months ended March 31, 1998, and 1999, and the Unaudited Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 1998, and 1999.

2.  RECEIVABLE FROM SB CORP

     As a result of SB Corp's pending sale of Diversified (see Note 5), the receivable from SB Corp of $386,148,000 has been settled and diversified eliminated the receivable against additional paid-in capital.

3.  ACCOUNTS RECEIVABLE

     As of December 31, 1998 and March 31, 1999, unbilled accounts receivable were $32,941,000 and $44,847,000, respectively.

4.  DIVERSIFIED PRESCRIPTION DELIVERY L.L.C. JOINT VENTURE

     As a result of SB Corp's pending sale of Diversified (see Note 5), Diversified's investment in Diversified Prescription Delivery L.L.C. ("DPD") of $6,252,000 was transferred to the receivable from SB Corp during the first quarter of 1999. Additionally, the net receivable from DPD of $4,010,000 was transferred to the receivable from SB Corp during the first quarter of 1999.

5.  SUBSEQUENT EVENT

     On April 1, 1999, SB Corp. consummated the sale of the outstanding common stock of Diversified to Express Scripts, Inc. for $700 million in cash, such amount being subject to adjustment based upon the amount of working capital of Diversified at closing.